Exhibit 10.54

THIRD AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions, LLC)

THIS THIRD AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and dated as of November 30, 2012 (the “Effective Date”) by and between CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company (“Borrower”), and COBIZ BANK, a Colorado corporation dba Colorado Business Bank (“Bank”). For certain limited purposes, as set forth herein, ADA-ES, INC., a Colorado corporation, and MF REFINED COAL, LLC, a Wyoming limited liability company, are parties hereto.

RECITALS

A. Borrower and Bank are parties to that certain Credit Agreement dated as of March 30, 2011, as amended by the First Amendment to 2011 Loan and Security Agreement dated as of March 7, 2012, as further amended by the Second Amendment to the 2012 Loan and Security Agreement dated as of May 21, 2012 (as amended, restated, modified, extended, renewed, replaced, and supplemented from time to time, the “Credit Agreement”).

B. In accordance with Section 12.5 of the Credit Agreement, Borrower and Bank have agreed to enter into this Amendment to amend and supplement certain terms and conditions contained in the Credit Agreement and the Increased Commitment Note.

C. Other than as defined in this Amendment, all capitalized terms used in this Amendment without definition shall have the meanings given to such terms in the Credit Agreement.

NOW THEREFORE, in consideration of the premises and of the mutual covenants contained in this Amendment, the parties hereto agree as follows:

1. Term of Increased Commitment. The Increased Commitment must be paid back to the Bank not later than June 1, 2013.

2. Increased Commitment Note. The Increased Commitment Note is hereby amended to substitute “June 1, 2013” for “December 1, 2012” in the fourth line of the first paragraph of the Increased Commitment Note.

3. Delivery of Certificate. Borrower will execute and deliver to Lender a certificate in the form attached hereto as Exhibit A.

4. Delivery of Consents. Each of ADA-ES, Inc. and MF Refined Coal, LLC hereby consents to this Amendment.

5. Fees. Borrower will pay Bank a fee of Five Thousand and no/100 dollars ($5,000.00) upon Borrower’s execution of this Amendment.

6. Section 5.2. Borrower reaffirms that Borrower is in compliance with Sections 5.2(b) and 5.2(c) of the Credit Agreement.

7. Costs. Borrower will pay Bank’s attorneys fees for preparation of this Amendment.

8. Miscellaneous.

(a)	The paragraph headings used herein are intended for reference purposes only and shall not be considered in the interpretation of the terms and conditions hereof.

(b)	The terms and conditions of this Amendment shall be binding upon and shall inure to the benefit of the parties hereto, their successors and permitted assigns.

(c)	This Amendment may be executed in any number of counterparts, and by Bank and Borrower on separate counterparts, each of which, when so executed and delivered, shall be an original, but all of which shall together constitute one and the same Amendment.

(d)	Except as expressly modified by this Amendment, the Credit Agreement and the Increased Commitment Note remain in full force and effect and shall be enforceable in accordance with their terms.

(e)	This Amendment, the Credit Agreement, and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, understandings, and agreements between such parties with respect to such subject matter.

(f)	This Amendment, and the transactions evidenced hereby, shall be governed by, and construed under; the internal laws of the State of Colorado, without regard to principles of conflicts of law, as the same may from time to time be in effect, including, without limitation, the Uniform Commercial Code as in effect in the State of Colorado.

9. IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above set forth.

BORROWER:

CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By:	/s/ W. Randall Dietrich

Name (Print)	W. Randall Dietrich

Manager

CONSENT PARTIES

ADA-ES, INC., a Colorado corporation

By:	/s/ Mark H. McKinnies

Name (Print)	Mark H. McKinnies
Title:	CFO

MF REFINED COAL, LLC, a Wyoming limited liability company

By:	/s/ Charles S. McNeil

Name (Print)	Charles S. McNeil
Manager

LENDER:

COBIZ BANK, a Colorado corporation dba Colorado Business Bank

By:	/s/ Douglas L. Pogge

Douglas L. Pogge, Senior Vice President

Exhibit A

Form of Borrower Certification

BORROWER CERTIFICATION

With Respect to

THIRD AMENDMENT TO 2011 LOAN AND SECURITY AGREEMENT

(Clean Coal Solutions)

The undersigned, as a duly authorized manager of Clean Coal Solutions, LLC, a Colorado limited liability company (“Borrower”), in conjunction with the Third Amendment to 2011 Loan and Security Agreement, hereby certifies to CoBiz Bank, a Colorado corporation, dba Colorado Business Bank that no “Principal” of Borrower has been convicted of, or pled no contest to, a felony under state or federal law (excluding crimes related to traffic or motor vehicle offenses) or to any other crime that requires identification in any registry and/or notification program maintained by any federal or state jurisdiction.

For the purposes of this Certification, “Principal” is deemed to include: (i) each Manager of Borrower, (ii) each director of Borrower, (iii) the five (5) most highly compensated executives and officers of Borrower, and (iv) each natural person who is a direct or indirect holder of more than twenty percent (20%) or more of the ownership stock or stock equivalent of Borrower.

The undersigned, for himself and on behalf of Borrower, acknowledges that CoBiz Bank, a Colorado corporation, dba Colorado Business Bank is relying upon the truth of the statements set forth in this Borrower Certification to make a loan to Borrower.

Dated this 30th day of November, 2012

BORROWER:

CLEAN COAL SOLUTIONS, LLC, a Colorado limited liability company

By: /s/ W. Randall Dietrich
Name (Print) Manager	W. Randall Dietrich

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